TERMINATION OF SALE AGREEMENT

This agreement dated this 7th day of July 2009.

Between:

SNRG Corporation and Texas Gohlke Partners Inc, whose address for the purpose hereof is 1800 St. James Place, Suite 306 Houston, TX 77056, (hereinafter "SNRG") and

Rangeford Resources, Inc., whose address is P.O. Box 1365, 851 N Country Road 11, Wellington, CO 80549, (hereinafter "Rangeford")

Whereas:

1. On June 12, 2009 SNRG as Assignor agreed to Assign to Rangeford certain leasehold interests in Victoria County Texas, in particular Lease #00669 dated June 3, 1947 recorded in Vol. 215 Page 637 of the Deed Records of Victoria County Texas and known as the M.G Hensley lease in consideration of a payment of $100,000, and

2. SNRG and Rangeford have mutually agreed to terminate the purchase agreement.

Therefore:

Effective immediately the ASSIGNMENT AND BILL OF SALE AGREEMENT is mutually agreed between SNRG and Rangeford to be null and void.

IN WITNESS WHEREOF this instrument is dated July 7, 2009, is executed by the parties hereto as of the dates of their respective acknowledgements.

SNRG CORPORATION

BY:
D. Elroy Fimrite

THE STATE OF Texas }
CITY AND COUNTY OF Harris }

Acknowledged before me on this _______ day of _________, 2009 by D. Elroy Fimrite, as Agent and Attorney in Fact for SNRG Corporation, a Nevada corporation, on behalf of said corporation.

My commission expires:

ALYSSA NICOLE VASQUEZ
MY COMMISSION EXPIRES
June 5, 2012

Alyssa Vasquez
Notary Public, State of Texas

Alyssa Vasquez
Notary's Printed Name

TEXAS GOHLKE PARTNERS, INC.

BY: ______________________
D. Elroy Fimrite

THE STATE OF Texas }
CITY AND COUNTY OF Harris }

Acknowledged before me on this ______ day of ________, 2009 by D. Elroy Fimrite, as Agent and Attorney in Fact for Texas Gohlke Partners, Inc., a Texas corporation, on behalf of said corporation.

My commission expires:

ALYSSA NICOLE VASQUEZ
MY COMMISSION EXPIRES
June 5, 2012

Alyssa Vasquez
Notary Public, State of Texas

Alyssa Vasquez
Notary's Printed Name

Rangeford Resources, Inc.

BY: ______________________
General Partner

THE STATE OF Florida }
CITY AND COUNTY OF Indian River }

Acknowledged before me on this 8th day of July, 2009 by Ronald A. Davis as Agent and Attorney in Fact for **Rangeford Resources, Inc**, a Nevada Corporation.

My commission expires: 12/26/2011

NOTARY PUBLIC-STATE OF FLORIDA
Ney Lopez, Jr.
Commission # DD744324
Expires: DEC. 26, 2011
BONDED THRU ATLANTIC BONDING CO, INC.

____
Notary Public, State of Florida

Ney Lopez Jr.
Notary's Printed Name